Filed pursuant to Rule 497(e)
Registration Nos. 333-215588; 811-23226
Morgan Creek - Exos Active SPAC Arbitrage ETF (CSH)
a series of Listed Funds Trust (the “Trust”)

Supplement dated February 21, 2023
to the Summary Prospectus, Prospectus and Statement of Additional Information
dated January 26, 2022

After careful consideration, and at the recommendation of Morgan Creek Capital Management, LLC, the investment adviser to the Morgan Creek - Exos Active SPAC Arbitrage ETF (the “Fund”), the Board of Trustees of Listed Funds Trust approved the closing and subsequent liquidation of the Fund pursuant to the terms of a Plan of Liquidation. Accordingly, the Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record on or about March 24, 2023 (the “Liquidation Date”). Shares of the Fund are listed on the NYSE Arca, Inc.
Beginning on or about February 22, 2023 and continuing through the Liquidation Date, the Fund will liquidate its portfolio assets. As a result, during this period, the Fund will increase its cash holdings and deviate from its investment objective, investment strategies, and investment policies as stated in the Fund’s Prospectus and SAI.
The Fund will no longer accept orders for new creation units after the close of business on the business day prior to the Liquidation Date, and trading in shares of the Fund will be halted prior to market open on the Liquidation Date. Prior to the Liquidation Date, shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for the Fund’s shares during that time period. Customary brokerage charges may apply to such transactions.
If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal to the net asset value of the shareholder’s Fund shares as of the close of business on the Liquidation Date. This amount will include any accrued capital gains and dividends. Shareholders remaining in the Fund on the Liquidation Date will not be charged any transaction fees by the Fund. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of your shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.
Shareholders can call 1-855-857-2677 for additional information.

Please retain this Supplement with your Summary Prospectus,
Prospectus and Statement of Additional Information for reference.